UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-6490

                    DREYFUS PREMIER INTERNATIONAL FUNDS, INC.
               (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:        10/31


Date of reporting period:       4/30/03




[PAGE]

                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.


      Dreyfus Premier
      European Equity Fund

      SEMIANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                           Dreyfus Premier European Equity Fund


LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier European Equity Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio manager, Aaron Barnfather.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In international markets, Europe's economy remains stagnant, and Asia's economy has been weakened by the spread of SARS. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. will lead the global economy to recovery.

What are the implications for your investments? We are generally optimistic about stocks, although security selection by region, sector and company should remain a key factor. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Aaron Barnfather, Portfolio Manager

How did Dreyfus Premier European Equity Fund perform relative to its benchmark?

For the six-month period ended April 30, 2003, the fund produced a total return of 0.99% for Class A shares, 0.57% for Class B shares, 0.91% for Class C shares, 1.20% for Class R shares and 4.56% for Class T shares.(1) For the same period, the Financial Times Eurotop 300 Index ("FTSE 300 Index"), the fund's benchmark, produced a total return of 4.75%.(2)

Europe' s stock markets were volatile during the reporting period as investor sentiment shifted regarding prospects for the region's economies and the war in Iraq. However, the decline of the U.S. dollar and rise of the euro relative to other major currencies favorably impacted the fund. The fund's stock selection strategies in several industry groups also helped performance. While in general, cash flows in and out of the fund negatively impacted performance, Class T shares were favorably impacted by large cash flows that had a disproportionate effect due to the small size of the share class.

What is the fund's investment approach?

The fund seeks long-term capital growth. To achieve this goal, the fund normally invests at least 80% of its assets in the stocks of European companies.

The fund' s investments are selected primarily from the universe of the 300 largest European companies. The fund may invest up to 10% of its total assets in the stocks of non-European companies. The fund's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings. In choosing stocks, the fund establishes a global framework within which to select investments. This involves identifying and forecasting: key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; and long-term trends in The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

currency movements. Within markets and sectors determined to be relatively attractive, the fund seeks what it believes to be attractively priced companies that possess a sustainable competitive advantage in their market or sector. The fund generally will sell securities when themes or strategies change or when the fund determines that the company's prospects have changed or its stock is fully valued by the market.

What other factors influenced the fund's performance?

Throughout the first half of the reporting period the fund' s defensive positioning benefited its performance, while towards the end of the reporting period, the fund' s defensive posture hindered performance. More-speculative stocks rallied and, since the fund generally avoids investing in those types of stocks, the fund did not experience the full extent of the market's rally. The market rallies in November 2002 and April 2003 offset declines in the middle of the reporting period, producing mildly positive returns for European markets overall. Within the region, economic weakness in "core" nations, such as France and Germany, was offset by relative strength in "peripheral" markets, such as Spain and Italy. In addition, continued short-term investor activity was also a negative factor on the fund's performance.

When the reporting period began, the fund' s defensive stance led us to be relatively stock-specific and this included a number of specialty and finance companies, such as Deutsche Boerse, Germany' s stock exchange, and Standard Chartered, a U.K.-based firm specializing in emerging-markets finance. We also favored those areas that offered both growth and value, for example, energy companies that we believed would benefit from tight supply, including Finland's Fortum. While these stocks generally performed well, some growth-oriented holdings also provided strong returns, especially telecommunications companies such as the U.K.'s Vodafone Group and Spain's Telefonica.

During the reporting period' s second half, we took profits in some telecommunications holdings that had gained value. However, we maintained significant exposure to this area by adding positions in France Telecom and Swedish infrastructure company Telefonakiebolaget LM Ericsson. In addition, the fund' s relative performance benefited from poorly performing stocks it did not own, particularly in the staples sectors such as food and drug retailers.


As the markets fell, we began to find attractive valuations in stocks that had been hurt by general economic weakness. In our search for fundamentally strong companies in beaten-down markets, our bottom-up stock selection process was key. For example, we established a new position in Zurich Financial Services, which we believed would benefit from corporate restructuring and a new management team, despite our generally cautious outlook for some areas of the insurance industry. We added to pharmaceuticals, such as U.K' s GlaxoSmithKline and Switzerland' s Roche Holding, as these businesses reached more attractive valuation levels.

Finally, the fund benefited from positive changes in currency exchange rates when the U.S. dollar weakened relative to most major currencies, and the euro strengthened. As a result, the fund's investments became more valuable in U.S. dollar terms.

What is the fund's current strategy?

Because of the continued poor economic outlook in Europe, we are maintaining a generally cautious stance. We are focusing on companies that, in our view, offer a combination of real growth and high-quality underlying assets. As a result, we have reduced the number of holdings in the fund, emphasizing those in which we have the greatest confidence. We also have emphasized the region's more liquid, blue-chip companies. In our view, these are prudent strategies in today's challenging market environment.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICES AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

   Investing internationally involves special risks, including changes in currency exchange rates; political, economic and social instability; a lack of comprehensive company information; different auditing and legal standards; and less market liquidity. These risks are greater with emerging market countries.

(2) SOURCE: BLOOMBERG L.P.-- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE FINANCIAL TIMES EUROTOP 300 INDEX IS A MARKET CAPITALIZATION INDEX OF EUROPE'S 300 LARGEST COMPANIES.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)



COMMON STOCKS--98.0%                                                                         Shares                   Value ($)
--------------------------------------------------------------------------------------------------------------------------------

AUSTRIA--1.9%

Erste Bank der oesterreichischen Sparkassen                                                     326  (a)              25,836

Telekom Austria                                                                               2,459  (a)              25,233

                                                                                                                      51,069

DENMARK--1.9%

ISS                                                                                             611                   22,904

Novo Nordisk, Cl. B                                                                             792                   28,736

                                                                                                                      51,640

FINLAND--5.3%

Fortum                                                                                        5,372                   38,191

Metso                                                                                         1,984                   18,939

Nokia                                                                                         5,194                   88,017

                                                                                                                     145,147

FRANCE--12.6%

Aventis                                                                                         774                   39,374

France Telecom                                                                                1,227                   28,391

Imerys                                                                                          161                   21,398

L'Air Liquide                                                                                   226                   34,281

Lafarge                                                                                         490                   32,973

Schneider Electric                                                                              815                   38,645

Societe Generale                                                                              1,113                   68,177

Total Fina Elf                                                                                  509                   66,853

Vivendi Environnement                                                                           534                   11,550

                                                                                                                     341,642

GERMANY--6.1%

Allianz                                                                                         440                   30,985

Deutsche Boerse                                                                                 647                   30,086

E.ON                                                                                            615                   29,217

SAP                                                                                             278                   28,309

Siemens                                                                                         933                   46,201

                                                                                                                     164,798

GREECE--.7%

Public Power                                                                                  1,230                   18,698

HUNGARY--1.1%

Magyar Tavkozlesi                                                                             4,120                   16,261

OTP Bank                                                                                      1,269                   13,647

                                                                                                                      29,908


COMMON STOCKS (CONTINUED)                                                                    Shares                   Value ($)
-------------------------------------------------------------------------------------------------------------------------------

IRELAND--1.7%

DePfa Bank                                                                                      284                   15,397

Irish Life & Permanent                                                                        2,671                   30,483

                                                                                                                      45,880

ITALY--3.6%

Assicurazioni Generali                                                                        1,517                   34,915

Eni                                                                                           2,827                   40,353

Telecom Italia                                                                                4,500                   22,183

                                                                                                                      97,451

LUXEMBOURG--.6%

Arcelor                                                                                       1,500                   17,002

NETHERLANDS--7.3%

DSM                                                                                             450                   19,718

Koninklijke (Royal) KPN                                                                       4,001  (a)              26,655

Koninklijke (Royal) Philips Electronics                                                       2,324                   43,305

Unilever                                                                                      1,188                   74,962

VNU                                                                                           1,104                   32,085

                                                                                                                     196,725

NORWAY--1.2%

Norsk Hydro                                                                                     764                   32,306

SPAIN--5.7%

Aurea Concesiones de Infraestructuras del Estado                                                653                   18,248

Banco Santander Central Hispano                                                               7,570                   59,571

Gamesa Corporacion Tecnologica                                                                  579  (a)              11,889

Telefonica                                                                                    5,967  (a)              66,099

                                                                                                                     155,807

SWEDEN--2.4%

Eniro                                                                                         2,800                   21,449

Telefonaktiebolaget LM Ericsson                                                              46,796  (a)              42,731

                                                                                                                      64,180

SWITZERLAND--12.7%

Converium Holding                                                                               513                   23,189

Kuoni Reisen Holding                                                                             60  (a)              13,196

Lonza                                                                                           354                   21,514

Novartis                                                                                      2,423                   95,668

Roche Holding                                                                                   596                   37,959

Swiss Life Holding                                                                              340  (a)              21,278

                                                                                                 The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                    Shares                   Value ($)
--------------------------------------------------------------------------------------------------------------------------------

SWITZERLAND (CONTINUED)

UBS                                                                                           1,749                   83,062

Zurich Financial Services                                                                       465                   49,074

                                                                                                                     344,940

UNITED KINGDOM--33.2%

BAE SYSTEMS                                                                                   8,034                   16,314

BP                                                                                           15,410                   97,694

Barclays                                                                                     10,138                   70,066

EMAP                                                                                          1,693                   21,811

Enterprise Inns                                                                               2,214                   21,700

GlaxoSmithKline                                                                               5,517                  110,617

HBOS                                                                                          2,693                   31,562

HSBC Holdings                                                                                10,091                  110,602

London Stock Exchange                                                                         3,721                   19,336

Matalan                                                                                       6,897                   20,787

Millennium & Copthorne Hotels                                                                 6,073                   20,401

Minerva                                                                                       8,414                   18,565

mm02                                                                                         39,348  (a)              35,074

Pearson                                                                                       2,332                   19,445

Prudential                                                                                    2,250                   13,778

Rexam                                                                                         3,121                   19,512

Serco Group                                                                                  11,230                   26,844

Shell Transport & Trading                                                                    12,551                   75,204

Standard Chartered                                                                            2,892                   32,276

Vodafone Group                                                                               59,500                  117,491

                                                                                                                     899,079
--------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,357,641)                                                           98.0%                2,656,272

CASH AND RECEIVABLES (NET)                                                                     2.0%                   54,414

NET ASSETS                                                                                   100.0%                2,710,686

(A)   NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  2,357,641    2,656,272

Cash                                                                     77,536

Receivable for investment securities sold                                41,008

Dividends receivable                                                     20,067

Net unrealized appreciation on forward

  currency exchange contracts--Note 4                                       282

Receivable for shares of Common Stock subscribed                            100

Prepaid expenses                                                         19,869

Due from The Dreyfus Corporation                                         14,746

                                                                      2,829,880
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                              71,465

Accrued expenses                                                         47,729

                                                                        119,194
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,710,686
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       4,494,345

Accumulated investment income--net                                          909

Accumulated net realized gain (loss) on investments                  (2,084,341)

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions                      299,773
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,710,686

NET ASSET VALUE PER SHARE

                                                    Class A           Class B           Class C            Class R        Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                    1,161,635           809,264            373,016            357,831          8,940

Shares Outstanding                                  126,665            91,632             42,065             38,509            927
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                       9.17              8.83               8.87               9.29           9.64

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $4,603 foreign taxes withheld at source)         36,642

Interest                                                                   658

TOTAL INCOME                                                            37,300

EXPENSES:

Investment advisory fee--Note 3(a)                                      12,847

Custodian fees                                                          47,500

Registration fees                                                       20,574

Auditing fees                                                            9,920

Shareholder servicing costs--Note 3(c)                                   7,405

Prospectus and shareholders' reports                                     5,447

Distribution fees--Note 3(b)                                             4,700

Directors' fees and expenses--Note 3(d)                                    678

Legal fees                                                                 526

Miscellaneous                                                            3,790

TOTAL EXPENSES                                                         113,387

Less--expense reimbursement from The Dreyfus
  Corporation due to undertaking--Note 3(a)                           (76,996)

NET EXPENSES                                                            36,391

INVESTMENT INCOME--NET                                                     909
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                          (458,064)

Net realized gain (loss) on forward currency exchange contracts        (10,673)

NET REALIZED GAIN (LOSS)                                              (468,737)

Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                        527,417

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  58,680

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    59,589

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                              (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                         909              (22,561)

Net realized gain (loss) on investments          (468,737)            (590,748)

Net unrealized appreciation
   (depreciation) on investments                  527,417              119,979

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       59,589             (493,330)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  1,590,593            3,442,179

Class B shares                                    378,678              138,889

Class C shares                                  5,751,947            2,691,103

Class R shares                                         --              159,360

Class T shares                                  1,097,214                1,453

Cost of shares redeemed:

Class A shares                                 (2,233,409)          (2,925,247)

Class B shares                                   (413,451)            (327,575)

Class C shares                                 (5,764,577)          (2,738,549)

Class R shares                                         --             (150,566)

Class T shares                                (1,087,140)                   --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS              (680,145)              291,047

TOTAL INCREASE (DECREASE) IN NET ASSETS         (620,556)             (202,283)
-------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                             3,331,242            3,533,525

END OF PERIOD                                   2,710,686            3,331,242

Undistributed investment income--net                  909                 --

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                              (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       184,484              342,924

Shares redeemed                                  (252,695)            (279,574)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (68,211)               63,350
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                        46,906               12,930

Shares redeemed                                   (51,592)             (32,926)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (4,686)             (19,996)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       644,827              302,748

Shares redeemed                                  (643,707)            (304,154)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,120              (1,406)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            --              17,946

Shares redeemed                                        --             (17,946)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          --                 --
--------------------------------------------------------------------------------

CLASS T

Shares sold                                       126,654                 155

Shares redeemed                                  (125,972)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         682                 155

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 370 CLASS B SHARES REPRESENTING $3,055 WERE AUTOMATICALLY CONVERTED TO 357 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 457 CLASS B SHARES REPRESENTING $3,978 WERE AUTOMATICALLY CONVERTED TO 443 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                Six Months Ended
                                                  April 30, 2003                              Year Ended October 31,
                                                                        ------------------------------------------------------
CLASS A SHARES                                        (Unaudited)           2002           2001           2000       1999(a)
------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                      9.08            10.87         16.77          14.05         12.50

Investment Operations:

Investment income (loss)--net(b)                             .01             (.04)         (.01)          (.08)         (.03)

Net realized and unrealized
   gain (loss) on investments                                .08            (1.75)        (3.29)          3.99          1.58

Total from Investment Operations                             .09            (1.79)        (3.30)          3.91          1.55

Distributions:

Dividends from net realized
   gain on investments                                        --              --          (2.60)         (1.19)          --

Net asset value, end of period                              9.17             9.08         10.87          16.77         14.05
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                          .99(d)        (16.47)       (23.45)         28.06         12.40(d)
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     1.12(d)          2.25          2.25           2.25          2.01(d)

Ratio of net investment income (loss)

   to average net assets                                     .14(d)          (.35)         (.08)          (.46)         (.21)(d)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                               2.63(d)          3.60          2.05           1.60          3.29(d)

Portfolio Turnover Rate                                   102.03(d)        107.47        121.07         137.97        104.68(d)
------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                      1,162            1,770         1,429          2,251         1,205

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Six Months Ended
                                                 April 30, 2003                            Year Ended October 31,
                                                                        ----------------------------------------------------
CLASS B SHARES                                       (Unaudited)           2002          2001           2000       1999(a)
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                     8.78           10.59         16.53          13.96         12.50

Investment Operations:

Investment (loss)--net(b)                                  (.01)           (.11)         (.10)          (.21)         (.12)

Net realized and unrealized
   gain (loss) on investments                               .06           (1.70)        (3.24)          3.97          1.58

Total from Investment Operations                            .05           (1.81)        (3.34)          3.76          1.46

Distributions:

Dividends from net realized
   gain on investments                                       --             --          (2.60)         (1.19)          --

Net asset value, end of period                             8.83            8.78         10.59          16.53         13.96
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                         .57(d)       (17.17)       (24.06)         27.11         11.68(d)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    1.49(d)         3.00          3.00           3.00          2.68(d)

Ratio of net investment (loss)

   to average net assets                                   (.11)(d)       (1.11)         (.80)         (1.16)         (.87)(d)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                              2.73(d)         3.57          2.07           1.48          3.29(d)

Portfolio Turnover Rate                                  102.03(d)       107.47        121.07         137.97        104.68(d)
-----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                       809             846        1,232           1,589           560

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                              Six Months Ended
                                                April 30, 2003                           Year Ended October 31,
                                                                         ---------------------------------------------------
CLASS C SHARES                                      (Unaudited)           2002          2001           2000       1999(a)
----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                    8.79           10.60         16.53          13.96         12.50

Investment Operations:

Investment (loss)--net(b)                                 (.02)           (.12)         (.12)          (.21)         (.12)

Net realized and unrealized
   gain (loss) on investments                              .10           (1.69)        (3.21)          3.97          1.58

Total from Investment Operations                           .08           (1.81)        (3.33)          3.76          1.46

Distributions:

Dividends from net realized
   gain on investments                                      --              --         (2.60)         (1.19)          --

Net asset value, end of period                            8.87            8.79         10.60          16.53         13.96
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                       .91(d)        (17.08)       (24.06)         27.11         11.68(d)
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                  1.49(d)          3.00          3.00           3.00          2.68(d)

Ratio of net investment (loss)

   to average net assets                                 (.25)(d)        (1.11)         (.91)         (1.21)         (.87)(d)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                            2.52(d)          3.62          1.95           1.68          3.29(d)

Portfolio Turnover Rate                                102.03(d)        107.47        121.07         137.97        104.68(d)
----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                      373             360          449            960           563

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                          The Fund


                                              Six Months Ended
                                                April 30, 2003                             Year Ended October 31,
                                                                        ----------------------------------------------------
CLASS R SHARES                                      (Unaudited)           2002           2001           2000       1999(a)
----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                    9.18           10.96          16.86          14.09         12.50

Investment Operations:

Investment income (loss)--net(b)                           .03            (.01)           .02           (.03)          .00(c)

Net realized and unrealized
   gain (loss) on investments                              .08           (1.77)         (3.32)          3.99          1.59

Total from Investment Operations                           .11           (1.78)         (3.30)          3.96          1.59

Distributions:

Dividends from net realized
   gain on investments                                      --               --         (2.60)         (1.19)          --

Net asset value, end of period                            9.29            9.18          10.96          16.86         14.09
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                          1.20(d)       (16.24)        (23.30)         28.45         12.64(d)
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    .99(d)        2.00            2.00           1.98          1.79(d)

Ratio of net investment income
   (loss) to average net assets                            .38(d)        (.11)            .17           (.19)          .03(d)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                             2.75(d)        3.60            2.01           1.68          3.28(d)

Portfolio Turnover Rate                                 102.03(d)      107.47          121.07         137.97        104.68(d)
----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                      358           354             422            782           566

(A) FROM DECEMBER 10, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                               Six Months Ended
                                                 April 30, 2003                             Year Ended October 31,
                                                                       ------------------------------------------------------
CLASS T SHARES                                       (Unaudited)           2002           2001           2000       1999(a)
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                     9.22            11.06         16.62          14.03         14.02

Investment Operations:

Investment (loss)--net(b)                                  (.36)            (.07)         (.22)          (.21)         (.04)

Net realized and unrealized
   gain (loss) on investments                               .78            (1.77)        (2.74)          3.99           .05

Total from Investment Operations                            .42            (1.84)        (2.96)          3.78           .01

Distributions:

Dividends from net realized
   gain on investments                                       --              --          (2.60)         (1.19)           --

Net asset value, end of period                             9.64             9.22         11.06          16.62         14.03
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                        4.56(d,e)        (16.64)       (21.25)         27.11           .07(d)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    1.24(d)          2.50          2.50           2.50           .22(d)

Ratio of net investment (loss)

   to average net assets                                   (.39)(d)         (.67)        (1.10)          (.73)         (.22)(d)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                              3.63(d)          3.85          1.83           1.71           .42(d)

Portfolio Turnover Rate                                  102.03(d)        107.47        121.07         137.97        104.68(d)
-----------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         9                2            1              1             1

(A)  FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) THE CLASS PERFORMANCE WAS POSITIVELY IMPACTED AS A RESULT OF THE TIMING OF
    IUSSUANCES AND REDEMPTIONS OF FUND SHARES IN RELATION TO FLUCTUATING MARKET
    VALUE FOR THIS CLASS OF SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier European Equity Fund (the "fund") is a separate diversified series of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton") serves as the fund' s sub-investment adviser. Newton is also a wholly-owned subsidiary of Mellon, and an affiliate of Dreyfus.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of April 30, 2003, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares of the fund:

                Class A  . . . . . . . . . . .      68,658            Class R . . . . . . .                    34,403

                Class B  . . . . . . . . . . .      34,117            Class T . . . . . . . . . . .                91

                Class C  . . . . .. . . . . . .     34,131


The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund' s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $1,367,490 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $874,424 of the carryover expires in fiscal 2009 and $493,066 expires in fiscal 2010.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the fund' s average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 2002 through October 31, 2003, that, if the aggregate expenses of the fund, exclusive of taxes, brokerage commissions, interest on borrowings, 12b-1 distribution fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $76,996 during the period ended April 30, 2003.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          $100 million to $1 billion . . . . . . . . . . . .      .30 of 1%

          $1 billion to $1.5 billion . . . . . . . . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

During the period ended April 30, 2003, the Distributor retained $293 from commissions earned on sales of the fund' s Class A shares and $1,030 from contingent deferred sales charges on redemptions of the fund's Class B shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the average daily net assets of Class T shares. During the period ended April 30, 2003, Class B, Class C and Class T shares were charged $3,047, $1,595 and $58, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2003, Class A, Class B, Class C and Class T shares were charged $1,536, $1,016, $531 and $58, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $1,323 pursuant to the transfer agency agreement.


(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 2003, amounted to $2,831,682 and $3,621,301, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at April 30, 2003:

                                             Foreign
Forward Currency                            Currency                                                            Unrealized
  Sales Contracts                            Amounts               Cost ($)           Value ($)             Appreciation ($)
----------------------------------------------------------------------------------------------------------------------------

PURCHASES:

Euro Dollars,
    expiring 5/2/2003                         10,023               10,999               11,203                         204

Swiss Francs,
    expiring 5/2/2003                          8,386                6,111                6,189                          78

TOTAL                                                                                                                  282

At April 30, 2003, accumulated net unrealized appreciation on investments was $298,631, consisting of $327,051 gross unrealized appreciation and $28,420 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



                        For More Information

                        Dreyfus Premier European Equity Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  223SA0403



      Dreyfus Premier
      Japan Fund

      SEMIANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            12   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                                     Japan Fund
LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Japan Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Miki Sugimoto.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In international markets, Europe's economy remains stagnant, and Asia's economy has been weakened by the spread of SARS. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. will lead the global economy to recovery.

What are the implications for your investments? We are generally optimistic about stocks, although security selection by region, sector and company should remain a key factor. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Miki Sugimoto, Portfolio Manager

How did Dreyfus Premier Japan Fund perform relative to its benchmark?

For the six-month period ended April 30, 2003, the fund produced a total return of -6.51% for Class A shares, -6.95% for Class B shares, -6.95% for Class C shares, -6.47% for Class R shares, and -6.70% for Class T shares.(1) This compares with a total return of -7.33% produced by the fund's benchmark, the MSCI Japan Index, for the same period.(2)

We attribute the fund's performance to problems associated with lack of growth in the Japanese economy and the slow growth experienced by Japan's U.S. and European trading partners. The fund produced higher returns than its benchmark primarily by emphasizing defensive, dividend-producing stocks in areas such as utilities and real estate investment trusts ("REITs"). The fund's performance also benefited from its holdings of shipping and basic materials companies with significant exposure to the robust Chinese economy.

What is the fund's investment approach?

The fund normally invests at least 80% of its assets in stocks of Japanese companies with a wide range of market capitalizations, including small-, mid- and large-cap companies. We generally invest 60% or more of the fund's assets in Japanese companies with market caps of at least $1.5 billion at the time of investment.

Our investment selection process focuses on themes that we believe are likely to drive global economic growth, such as the impact of new technologies and the globalization of industries and brands. These themes help us identify industries and market sectors that we believe offer above-average opportunities for long-term growth.

Within  selected  markets  and industries, we seek attractively priced companies
that   appear   to  have  substantial  competitive  advantages  over   The  Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

their peers. We use fundamental analysis in making individual purchasing decisions, and we generally hold a security until the company's prospects decline, its stock becomes fully valued by the market, or the theme underlying our investment changes. Since many of the fund's securities are denominated in yen, we may occasionally engage in currency hedging to protect against depreciation versus the U.S. dollar.

What other factors influenced the fund's performance?

The Japanese economy remained mired in recession throughout the reporting period. Interest rates hovered near zero, providing the Japanese government with few options for stimulating growth and leaving the country' s economic development dependent on global demand for Japanese goods and services. Unfortunately, the country' s U.S. and European trading partners suffered from their own economic woes, resulting in generally weak demand for Japanese exports in those parts of the world. Eastern markets, led by the rapidly expanding Chinese economy, provided Japanese exporters with some of their few opportunities for revenue and earnings growth.

In light of these challenging conditions, the fund emphasized traditionally defensive areas of the market, particularly among stocks offering relatively high dividend yields. Such stocks delivered relatively good performance as investors sought shelter from other, more volatile, areas of the market. The fund' s dividend-yielding holdings included electric utilities such as Chubu Electric; and REITs such as Japan Retail Fund Investment. The fund also emphasized stocks in companies with exposure to the Chinese market, including marine transporters such as Nippon Yusen Kabushiki Kaisha; and basic materials companies such as steel exporter JFE Holdings. Among technology stocks, the fund enhanced returns by focusing on companies that produce specific products for which demand continues to grow such as KONICA, which makes DVD pickup lenses. Finally, the fund generally avoided the brunt of the hard-hit financial sector by maintaining relatively light exposure to most large banking institutions, concentrating instead on non-bank financial companies such as ACOM.


Of course, not all of the fund's investments resulted in better-than-average performance. In particular, returns from diversified large-cap companies, such as Hitachi, were hurt by a movement toward index investing by Japanese pension funds. Many pension funds had previously maintained large holdings in Japan's leading diversified companies. As they sold their positions, the stock prices came under pressure.

What is the fund's current strategy?

After several years of declines, we believe that Japanese stocks are finally reaching supportable price levels. Furthermore, new policies regarding Japanese taxation of capital gains and dividends have made certain stock investments potentially more profitable for local investors. Accordingly, although the Japanese economy remains troubled, we believe that a growing number of Japanese stocks could offer attractive investment opportunities, especially in the areas of REITs and non-bank financials. On the other hand, we are currently finding relatively fewer investment opportunities in the areas of automobiles and banking.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX IS A MARKET CAPITALIZATION INDEX OF JAPANESE COMPANIES BASED ON MSCI-SELECTED CRITERIA.


                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)



COMMON STOCKS--82.4%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BASIC MATERIALS--8.5%

Chugoku Marine Paints                                                                             9,000                   26,192

JFE Holdings                                                                                      3,000                   36,260

KANEKA                                                                                            6,000                   27,303

Shin-Etsu Chemical                                                                                1,300                   39,036

Shiseido                                                                                          4,000                   36,639

                                                                                                                         165,430

COMMUNICATIONS--6.6%

JAPAN TELECOM HOLDINGS                                                                               12                   32,905

NIPPON TELEGRAPH AND TELEPHONE                                                                       13                   45,706

NTT DoCoMo                                                                                           24                   49,659

                                                                                                                         128,270

CONSTRUCTION/PROPERTY--8.7%

JGC                                                                                               5,000                   35,327

Japan Real Estate Investment                                                                          5                   26,916

Japan Retail Fund Investment                                                                         12                   58,440

Premier Investment                                                                                    3                   12,919

Sekisui House                                                                                     5,000                   36,841

                                                                                                                         170,443

CONSUMER STAPLES--11.6%

BANDAI                                                                                              900                   33,459

COCA-COLA WEST JAPAN                                                                              1,600                   26,727

LAWSON                                                                                              900                   27,706

Morinaga Milk Industry                                                                           12,000                   38,456

NIPPON MEAT PACKERS                                                                               3,000                   27,025

NISSAN MOTOR                                                                                      5,000                   38,481

YAMAHA                                                                                            3,100                   35,175

                                                                                                                         227,029

FINANCIAL--10.5%

ACOM                                                                                              1,500                   42,266

AIFUL                                                                                               950                   35,798

Bank of Yokohama                                                                                 12,000                   42,493

Nippon Building Fund                                                                                 10                   54,000

Promise                                                                                             900                   29,523

                                                                                                                         204,080

PHARMACEUTICAL--2.4%

HISAMITSU PHARMACEUTICAL                                                                          1,000                   10,800

TERUMO                                                                                            2,200                   36,694

                                                                                                                          47,494


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES--12.9%

Aoi Advertising Promotion                                                                           300                    1,428

CAPCOM                                                                                            2,800                   22,421

Columbia Music Entertainment                                                                     44,000  (a)              33,308

DAIICHIKOSHO                                                                                        900                   26,116

DOSHISHA                                                                                          1,700                   25,524

MEITEC                                                                                            1,400                   35,680

Mitsubishi                                                                                        6,000                   35,781

NICHII GAKKAN                                                                                        30                    1,534

NS Solutions                                                                                        600                   17,159

RESORTTRUST                                                                                       1,300                   24,766

SOHGO SECURITY SERVICES                                                                           2,200                   27,424

                                                                                                                         251,141

TECHNOLOGY--11.7%

ALPS ELECTRIC                                                                                     3,000                   32,475

CANON                                                                                             1,000                   40,542

FUJITEC                                                                                           5,000                   21,154

Hitachi                                                                                           6,000                   20,086

KONICA                                                                                            5,000                   45,883

Matsushita Electric Industrial                                                                    2,000                   15,981

OLYMPUS OPTICAL                                                                                   3,000                   52,107

                                                                                                                         228,228

TRANSPORTATION--3.2%

Mitsui O.S.K. Lines                                                                              10,000                   26,243

Nippon Yusen Kabushiki Kaisha                                                                    11,000                   37,286

                                                                                                                          63,529

UTILITIES--6.3%

Chubu Electric Power                                                                              3,100                   62,579

Kyushu Electric Power                                                                             3,900                   60,818

                                                                                                                         123,397
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,633,988)                                                                82.4%               1,609,041

CASH AND RECEIVABLES (NET)                                                                         17.6%                 342,993

NET ASSETS                                                                                        100.0%               1,952,034

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                              Cost        Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,633,988    1,609,041

Cash                                                                    340,986

Cash denominated in foreign currencies                      28,401       28,644

Receivable for shares of Common Stock subscribed                         58,995

Receivable for investment securities sold                                27,009

Dividends receivable                                                      8,985

Prepaid expenses                                                         32,692

Due from The Dreyfus Corporation                                          4,779

                                                                      2,111,131
-------------------------------------------------------------------------------

LIABILITIES ($):

Payable for shares of Common Stock redeemed                             120,893

Payable for investment securities purchased                              12,770

Accrued expenses                                                         25,434

                                                                        159,097
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,952,034
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,989,868

Accumulated investment (loss)--net                                       (9,552)

Accumulated net realized gain (loss) on investments                  (1,003,852)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                      (24,430)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,952,034

NET ASSET VALUE PER SHARE

                                       Class A           Class B           Class C            Class R           Class T
-------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                         940,054           233,720            333,243            233,664           211,353

Shares Outstanding                     145,589            37,178             52,969             35,887            33,042
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          6.46              6.29               6.29              6.51             6.40

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,912 foreign taxes withheld at source)         10,971

Interest                                                                   621

TOTAL INCOME                                                            11,592

EXPENSES:

Investment advisory fee--Note 3(a)                                       8,508

Registration fees                                                       23,147

Auditing fees                                                           10,669

Prospectus and shareholders' reports                                     7,364

Custodian fees                                                           4,448

Shareholder servicing costs--Note 3(c)                                   3,866

Distribution fees--Note 3(b)                                             2,368

Directors' fees and expenses--Note 3(d)                                    516

Miscellaneous                                                              806

TOTAL EXPENSES                                                          61,692

Less--expense reimbursement from The Dreyfus
  Corporation due to undertaking--Note 3(a)                            (40,548)

NET EXPENSES                                                            21,144

INVESTMENT (LOSS)--NET                                                  (9,552)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                          (276,463)

Net realized gain (loss) on forward currency exchange contracts          4,880

NET REALIZED GAIN (LOSS)                                              (271,583)

Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                        220,166

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 (51,417)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (60,969)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                               (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                             (9,552)              (26,568)

Net realized gain (loss) on investments          (271,583)             (319,485)

Net unrealized appreciation
   (depreciation) on investments                  220,166               (35,014)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (60,969)             (381,067)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  2,427,405             2,267,698

Class B shares                                    277,583                57,782

Class C shares                                  1,168,603             1,422,768

Class R shares                                    125,065               363,625

Class T shares                                      2,721                   445

Cost of shares redeemed:

Class A shares                                 (2,463,748)           (1,578,817)

Class B shares                                   (280,218)              (28,573)

Class C shares                                 (1,162,060)           (1,286,710)

Class R shares                                   (154,148)             (336,434)

Class T shares                                       (664)                   --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                (59,461)              881,784

TOTAL INCREASE (DECREASE) IN NET ASSETS          (120,430)              500,717
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             2,072,464             1,571,747

END OF PERIOD                                   1,952,034             2,072,464


                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                               (Unaudited)     October 31, 2002
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                       370,592               308,227

Shares redeemed                                  (366,471)             (208,659)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       4,121                99,568
--------------------------------------------------------------------------------

CLASS B

Shares sold                                        44,659                 7,472

Shares redeemed                                   (44,820)               (3,973)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING        (161)                3,499
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       185,407               187,458

Shares redeemed                                  (182,438)             (170,420)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       2,969                17,038
-------------------------------------------------------------------------------

CLASS R

Shares sold                                        18,302                48,497

Shares redeemed                                   (22,588)              (44,212)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (4,286)                4,285
-------------------------------------------------------------------------------

CLASS T

Shares sold                                           399                    64

Shares redeemed                                      (103)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         296                    64

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                     Six Months Ended
                                                       April 30, 2003                       Year Ended October 31,
                                                                                ----------------------------------------------------
CLASS A SHARES                                             (Unaudited)               2002            2001            2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             6.91                8.91           12.35           12.50

Investment Operations:

Investment (loss)--net(b)                                        (.02)               (.09)           (.16)           (.17)

Net realized and unrealized
   gain (loss) on investments                                    (.43)              (1.91)          (3.03)            .02

Total from Investment Operations                                 (.45)              (2.00)          (3.19)           (.15)

Distributions:

Dividends from net realized
   gain on investments                                             --                  --            (.25)             --

Net asset value, end of period                                   6.46                6.91            8.91           12.35
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             (6.51)(d)          (22.53)         (26.30)          (1.12)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.11(d)             2.25            2.25            2.00(d)

Ratio of net investment (loss)

   to average net assets                                         (.39)(d)           (1.27)          (1.53)          (1.24)(d)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                       2.34(d)             5.24            3.07            5.48(d)

Portfolio Turnover Rate                                         89.50(d)           218.85          207.26          327.77(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             940                 977             373             507

(A)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                     Six Months Ended
                                                       April 30, 2003                    Year Ended October 31,
                                                                           -------------------------------------------------
CLASS B SHARES                                             (Unaudited)               2002          2001            2000(a)
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             6.76                8.79         12.27           12.50

Investment Operations:

Investment (loss)--net(b)                                        (.06)               (.17)         (.23)           (.26)

Net realized and unrealized
   gain (loss) on investments                                    (.41)              (1.86)        (3.00)            .03

Total from Investment Operations                                 (.47)              (2.03)        (3.23)           (.23)

Distributions:

Dividends from net realized
   gain on investments                                             --                  --          (.25)             --

Net asset value, end of period                                   6.29                6.76          8.79           12.27
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             (6.95)(d)          (23.18)       (26.74)          (1.84)(d)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.49(d)             3.00          3.00            2.64(d)

Ratio of net investment (loss)

   to average net assets                                         (.85)(d)           (2.18)        (2.27)          (1.88)(d)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                       2.39(d)             5.02          3.07            5.59(d)

Portfolio Turnover Rate                                         89.50(d)           218.85        207.26          327.77(d)
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             234                 252           297             404

(A)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                     Six Months Ended
                                                       April 30, 2003                        Year Ended October 31,
                                                                                 ---------------------------------------------
CLASS C SHARES                                             (Unaudited)               2002            2001            2000(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             6.76                8.79           12.27           12.50

Investment Operations:

Investment (loss)--net(b)                                        (.05)               (.17)           (.23)           (.26)

Net realized and unrealized
   gain (loss) on investments                                    (.42)              (1.86)          (3.00)            .03

Total from Investment Operations                                 (.47)              (2.03)          (3.23)           (.23)

Distributions:

Dividends from net realized
   gain on investments                                             --                  --            (.25)             --

Net asset value, end of period                                   6.29                6.76            8.79           12.27
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             (6.95)(d)          (23.18)         (26.74)          (1.84)(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.49(d)             3.00            3.00            2.64(d)

Ratio of net investment (loss)

   to average net assets                                         (.82)(d)           (2.21)          (2.27)          (1.88)(d)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                       2.35(d)             4.96            3.07            5.58(d)

Portfolio Turnover Rate                                         89.50(d)           218.85          207.26          327.77(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             333                 338             290             397

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                     Six Months Ended
                                                       April 30, 2003                      Year Ended October 31,
                                                                               ------------------------------------------------
CLASS R SHARES                                             (Unaudited)               2002            2001            2000(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             6.96                8.96           12.38           12.50

Investment Operations:

Investment (loss)--net(b)                                        (.02)               (.10)           (.13)           (.14)

Net realized and unrealized
   gain (loss) on investments                                    (.43)              (1.90)          (3.04)            .02

Total from Investment Operations                                 (.45)              (2.00)          (3.17)           (.12)

Distributions:

Dividends from net realized
   gain on investments                                             --                  --            (.25)             --

Net asset value, end of period                                   6.51                6.96            8.96           12.38
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                (6.47)(c)          (22.41)         (26.01)           (.96)(c)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .99(c)             2.00            2.00            1.75(c)

Ratio of net investment (loss)

   to average net assets                                         (.36)(c)           (1.18)          (1.27)           (.99)(c)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                       2.38(c)             5.08            3.07            5.56(c)

Portfolio Turnover Rate                                         89.50(c)           218.85          207.26          327.77(c)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             234                 280             321             435

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                     Six Months Ended
                                                       April 30, 2003                       Year Ended October 31,
                                                                                -----------------------------------------------
CLASS T SHARES                                             (Unaudited)               2002            2001            2000(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             6.86                8.87           12.33           12.50

Investment Operations:

Investment (loss)--net(b)                                        (.04)               (.13)           (.18)           (.19)

Net realized and unrealized
   gain (loss) on investments                                    (.42)              (1.88)          (3.03)            .02

Total from Investment Operations                                 (.46)              (2.01)          (3.21)           (.17)

Distributions:

Dividends from net realized
   gain on investments                                             --                  --            (.25)             --

Net asset value, end of period                                   6.40                6.86            8.87           12.33
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                             (6.70)(d)          (22.75)         (26.45)          (1.36)(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.24(d)             2.50            2.50            2.18(d)

Ratio of net investment (loss)

   to average net assets                                         (.59)(d)           (1.68)          (1.77)          (1.42)(d)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                       2.40(d)             5.05            3.07            5.57(d)

Portfolio Turnover Rate                                         89.50(d)           218.85          207.26          327.77(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             211                 225             290             395

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Japan Fund (the "fund") is a separate diversified series of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the fund' s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton") serves as the fund's sub-investment adviser. Newton is also a wholly-owned subsidiary of Mellon, and an affiliate of Dreyfus.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of April 30, 2003, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares of the fund:

                Class A  . . . . . . . . . . .      32,680            Class R . . . . . . .             32,678

                Class B  . . . . . . . . . . .      32,685            Class T . . . . . . . .           32,682

                Class C  . . . . .. . . . . . .     32,675

                                                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $621 during the period ended April 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund has an unused capital loss carryover of $702,211 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $379,395 of the carryover expires in fiscal 2009 and $322,816 expires in fiscal 2010.

During the period ended October 31, 2002, the fund did not pay distributions. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the fund' s average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 2002 through October 31, 2003, that, if the aggregate expenses of the fund, exclusive of taxes, brokerage commissions, interest on borrowings, 12b-1 distribution fees, shareholder service plan fees and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $40,548 during the period ended April 30, 2003.


Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          $100 million to $1 billion . . . . . . . . . . . .      .30 of 1%

          $1 billion to $1.5 billion . . . . . . . . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

During the period ended April 30, 2003, the Distributor retained $202 from commissions earned on sales of the fund's Class A shares and $240 and $348 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the average daily net assets of Class T shares. During the period ended April 30, 2003, Class B, Class C and Class T shares were charged $894, $1,204 and $270, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry pro-

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

fessional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2003, Class A, Class B, Class C and Class T shares were charged $851, $298, $401 and $270, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $681 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 2003, amounted to $1,475,191 and $1,397,568, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign
currency    at    a    specified    rate    on    a

certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At April 30, 2003, there were no forward currency exchange contracts outstanding.

At April 30, 2003, accumulated net unrealized depreciation on investments was $24,947, consisting of $98,091 gross unrealized appreciation and $123,038 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                        For More Information

                        Dreyfus Premier Japan Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  296SA0403



      Dreyfus Premier
      International
      Growth Fund

      SEMIANNUAL REPORT April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                      International Growth Fund
LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier International Growth Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Butler.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In international markets, Europe's economy remains stagnant, and Asia's economy has been weakened by the spread of SARS. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. will lead the global economy to recovery.

What are the implications for your investments? We are generally optimistic about stocks, although security selection by region, sector and company should remain a key factor. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Paul Butler, Portfolio Manager

How did Dreyfus Premier International Growth Fund perform relative to its benchmark?

For the six-month period ended April 30, 2003, the fund produced a total return of 0.75% for Class A shares, 0.09% for Class B shares, 0.36% for Class C shares, -0.10% for Class R shares and 0.00% for Class T shares.(1) This compares with a 2.59% total return produced by the fund's benchmark, the Morgan Stanley Capital International World ex U.S. Index, for the same period.(2)

The international stock markets rose and then fell sharply during the reporting period as investor sentiment shifted regarding prospects for the global economy and the impending war in Iraq. The decline of the U.S. dollar and rise of the euro relative to other major currencies favorably impacted the fund. The fund's emphasis on emerging markets and its stock selection strategies also helped its relative performance. Conversely, overweight positions in the consumer staples sector and in Korea along with an underweight position in Australia held back the fund's relative performance. Short-term investor activity in the fund had a negative impact on the fund' s performance.

What is the fund's investment approach?

The fund seeks out companies throughout the world, outside the United States, that meet three broad investment criteria. First, the stock should fit a broad investment theme that we have identified, poised to benefit from long-term trends affecting change in the world's economy. Second, the firms in which we invest must show financial and commercial strength. Third, shares in the firms in which we invest must be reasonably priced to give us the opportunity to take advantage of any future price gains.

What other factors influenced the fund's performance?

Most major international markets experienced heightened volatility amid growing economic and political uncertainty during much of the reporting period. Rallies in November 2002 and April 2003 offset The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

declines in the middle of the reporting period, producing mildly positive returns overall. The emerging markets produced especially strong returns as investors looked forward to a resumption of global economic growth. Europe produced mixed results, with "core" nations, such as France and Germany, experiencing weakness that was partly offset by relative strength in " peripheral" markets, such as Spain and Italy. In Asia, Japan's economy continued to languish, while the relatively fast growth of China's economy was tempered by the effects of the SARS epidemic.

During the first half of the reporting period, we generally maintained a balance between traditionally defensive stocks, such as tobacco and pharmaceutical companies, and economically sensitive stocks, such as information technology providers. We also took advantage of heightened market volatility by purchasing stocks of companies that we believed were likely to offer attractive returns in a low-growth and low-inflation environment. This strategy led us to stocks such as France Telecom, Brazil' s oil and gas leader Petroleo Brasileiro and real-estate investment trusts (" REITs") in Japan, which have performed well

We reduced the fund's exposure to the consumer staples sector when valuations reached what we considered to be relatively high levels. Accordingly, we sold some of the fund's tobacco holdings, including British American Tobacco in the United Kingdom and Altadis in Spain. We also reduced the fund's exposure to retail-oriented banks, such as the U.K.' s Barclays and Australia's Westpac Banking. We redeployed some of those assets into technology and telecommunications stocks, including the U.K.' sVodafone Group, Sweden' s Telefonaktiebolaget LM Ericsson and United States' Comverse. These moves helped performance when these sectors led the market rally after the quick and decisive resolution of the Iraq conflict. Holdings in emerging markets such as H.M. Sampoerna Indonesia also helped the fund' s performance.

Stock selection, asset allocation and the currency exposure taken by the fund were factors that contributed positively to the fund's performance. On the other hand overweight positions in Korea and also in the consumer staples sector held back the fund' s relative performance. The fund's underweighted position in Australia also hindered its relative performance.


The fund benefited from positive changes in currency exchange rates as the U.S. dollar weakened relative to most major currencies, while the euro strengthened. As a result, the fund's euro-denominated investments became more valuable in U.S. dollar terms.

What is the fund's current strategy?

We remain confident that our focus on individual stock selection should enable the fund to invest in companies that can do well despite the challenging market environment. Recently, we have found more opportunities in markets where we expect economic growth to be greatest. Accordingly, we have allocated a larger percentage of the fund's assets than the benchmark to emerging markets, such as Brazil, Hungary, Russia, Indonesia, Korea and Thailand.

In addition, we have invested in companies undergoing internal restructuring and whose business fundamentals are improving. For example, we recently increased the fund' s holdings in Japan, where companies such as steel producer JFE are cutting costs, focusing on core operations, reducing capital expenditures and removing capacity.

Elsewhere,  we  recently  increased the fund's European pharmaceutical holdings.
Valuations of these companies have fallen significantly, giving rise to buying opportunities. We added to the fund's existing position in France's Aventis, which we believe is poised for strong sales growth. In addition, we established a new position in Switzerland's Novartis, which should generate strong sales
from    a    recent    product    acquisition.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICES AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   Investing internationally involves special risks, including changes in currency exchange rates; political, economic and social instability; a lack of comprehensive company information; different auditing and legal standards; and less market liquidity. These risks are greater with emerging market countries.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

                                                             The Fund

STATEMENT OF INVESTMENTS



April 30, 2003 (Unaudited)

COMMON STOCKS--97.9%                                                                             Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

AUSTRIA--2.6%

Erste Bank der oesterreichischen Sparkassen                                                       7,235  (a)             573,388

Telekom Austria                                                                                  18,687  (a)             191,755

                                                                                                                         765,143

BRAZIL--4.7%

Aracruz Celulose, ADR                                                                             9,400                  197,400

Companhia Vale do Rio Doce, ADR                                                                   7,979                  210,646

Petroleo Brasileiro, ADR                                                                         59,000                1,009,490

                                                                                                                       1,417,536

FINLAND--2.6%

Nokia                                                                                            46,612                  789,880

FRANCE--10.7%

Aventis                                                                                           9,608                  488,769

BNP Paribas                                                                                       9,600                  451,341

France Telecom                                                                                   14,831                  343,166

L'Oreal                                                                                           4,535                  324,684

Sanofi-Synthelabo                                                                                 5,617                  335,596

Societe Generale                                                                                  5,984                  366,553

Total Fina Elf                                                                                    3,598                  472,567

Vivendi Environnement                                                                             9,407                  203,468

Vivendi Environnement (Warrants)                                                                 13,590  (a)               1,215

Vivendi Universal                                                                                13,018                  212,452

                                                                                                                       3,199,811

GERMANY--1.6%

Deutsche Bank                                                                                     4,514                  233,113

SAP                                                                                               2,352                  239,508

                                                                                                                         472,621

GREECE--1.0%

Public Power                                                                                     20,160                  306,474

HONG KONG--.6%

Sun Hung Kai Properties                                                                          38,000                  178,326

HUNGARY--2.3%

Magyar Tavkozlesi                                                                                57,800                  228,130

OTP Bank                                                                                         41,468                  445,943

                                                                                                                         674,073


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INDONESIA--5.0%

PT Bank Central Asia                                                                          2,480,500                  693,516

PT Hanjaya Mandala Sampoerna                                                                  1,927,000                  794,261

                                                                                                                       1,487,777

IRELAND--1.4%

Irish Life & Permanent                                                                           36,900                  421,130

ITALY--2.1%

Assicurazioni Generali                                                                           13,560                  312,090

Telecom Italia                                                                                   65,100                  320,911

                                                                                                                         633,001

JAPAN--13.9%

CANON                                                                                             8,000                  324,333

JAPAN TELECOM HOLDINGS                                                                               96                  263,235

JFE Holdings                                                                                     19,000                  229,649

Japan Retail Fund Investment                                                                         66                  321,423

KIRIN BREWERY                                                                                    30,000                  232,147

Kao                                                                                              12,000                  219,531

Kuraray                                                                                          39,000                  222,407

LAWSON                                                                                            6,500                  200,101

MURATA MANUFACTURING                                                                              5,400                  193,036

Mitsubishi                                                                                       43,000                  256,430

Nintendo                                                                                          2,500                  195,980

Nippon Building Fund                                                                                 59                  318,597

Nippon Yusen Kabushiki Kaisha                                                                    48,000                  162,705

OJI PAPER                                                                                        61,000                  231,399

OLYMPUS OPTICAL                                                                                  13,000                  225,797

Shin-Etsu Chemical                                                                                6,100                  183,169

Shiseido                                                                                         17,000                  155,715

Toyota Motor                                                                                      9,500                  215,746

                                                                                                                       4,151,400

LUXEMBOURG--.6%

Arcelor                                                                                          16,000                  181,352

MEXICO--.7%

Grupo Televisa, ADR                                                                               6,400  (a)             194,176

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS--5.1%

Koninklijke (Royal) Philips Electronics                                                          28,030                  522,303

STMicroelectronics                                                                               16,976                  351,431

Unilever                                                                                          5,910                  372,920

Vedior                                                                                           42,020                  277,593

                                                                                                                       1,524,247

RUSSIA--1.2%

YUKOS, ADR                                                                                        2,000                  350,000

SINGAPORE--.7%

MobileOne                                                                                       285,000                  202,401

SOUTH KOREA--5.4%

KT&G, GDR                                                                                        75,167  (b)             568,262

Kookmin Bank, ADR                                                                                16,326                  449,781

Samsung Electronics                                                                               1,360                  341,540

Shinsegae                                                                                         2,160                  257,884

                                                                                                                       1,617,467

SPAIN--3.1%

Aurea Concesiones de
   Infraestructuras del Estado                                                                   16,482                  460,589

Repsol YPF                                                                                       18,036                  263,096

Telefonica                                                                                       19,233                  213,052

                                                                                                                         936,737

SWEDEN--1.3%

Telefonaktiebolaget LM Ericsson                                                                 420,032  (a)             383,542

SWITZERLAND--7.5%

Nestle                                                                                            2,367                  483,008

Novartis                                                                                         16,818                  664,032

Roche Holding                                                                                     4,472                 284,822

UBS                                                                                               8,189                  388,902

Zurich Financial Services                                                                         3,969                  418,868

                                                                                                                       2,239,632

TAIWAN--.6%

Asustek Computer, GDR                                                                            93,434                  187,802

THAILAND--2.3%

National Finance                                                                              1,043,100  (a)             302,312

Siam Cement                                                                                     129,000                  382,915

                                                                                                                         685,227



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM--19.0%

AstraZeneca                                                                                      10,681                  419,261

British Sky Broadcasting                                                                         19,861  (a)             205,936

Egg                                                                                             103,932  (a)             153,714

GUS                                                                                              30,385                  280,929

GlaxoSmithKline                                                                                  46,696                  936,264

HSBC Holdings                                                                                    65,299                  715,707

London Stock Exchange                                                                            49,341                  256,397

mmO2                                                                                            215,213  (a)             191,838

Prudential                                                                                       29,526                  180,811

Reckitt Benckiser                                                                                15,065                  265,805

Royal Bank of Scotland Group                                                                     20,356                  534,100

Shell Transport & Trading                                                                       120,099                  719,618

Vodafone Group                                                                                  415,492                  820,448

                                                                                                                       5,680,828

UNITED STATES--1.9%

Comverse Technology                                                                              42,694  (a)             558,011

TOTAL COMMON STOCKS

   (cost $27,660,311)                                                                                                 29,238,594
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--1.4%
-----------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Henkel

   (cost $379,884)                                                                                6,451                  416,071
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $28,040,195)                                                               99.3%              29,654,665

CASH AND RECEIVABLES (NET)                                                                           .7%                 204,390

NET ASSETS                                                                                        100.0%              29,859,055

(A)   NON-INCOME PRODUCING.

(B)   SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
      1933. THIS SECURITY MAY BE SOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
      NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30, 2003, THIS
      SECURITY AMOUNTED TO $568,262 OR 1.9% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  28,040,195  29,654,665

Cash                                                                  3,733,810

Cash denominated in foreign currencies                           86          87

Net unrealized appreciation on forward
  currency exchange contracts--Note 4                                   350,619

Dividends receivable                                                    209,551

Receivable for investment securities sold                               120,480

Receivable for shares of Common Stock subscribed                         84,175

Prepaid expenses                                                         17,215

                                                                     34,170,602
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            34,730

Payable for shares of Common Stock redeemed                           3,911,821

Payable for investment securities purchased                             282,506

Accrued expenses                                                         82,490

                                                                      4,311,547
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       29,859,055
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      59,985,448

Accumulated distributions in excess of investment income--net          (185,304)

Accumulated net realized gain (loss) on investments                 (31,914,458)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                    1,973,369
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       29,859,055

NET ASSET VALUE PER SHARE

                                                Class A            Class B           Class C         Class R          Class T
------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                               27,377,121          1,779,715           673,691          27,548              980

Shares Outstanding                            4,651,999            324,197           128,090           4,589          167.785
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                   5.89               5.49              5.26            6.00             5.84

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

CASH DIVIDENDS (net of $53,775 foreign taxes withheld at source)       400,184

EXPENSES:

Investment advisory fee--Note 3(a)                                     109,187

Shareholder servicing costs--Note 3(c)                                  93,029

Custodian fees                                                          32,745

Registration fees                                                       27,131

Professional fees                                                       21,842

Prospectus and shareholders' reports                                    16,476

Distribution fees--Note 3(b)                                             9,085

Directors' fees and expenses--Note 3(d)                                  1,099

Miscellaneous                                                            4,235

TOTAL EXPENSES                                                         314,829

INVESTMENT INCOME--NET                                                  85,355
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and
  foreign currency transactions                                     (2,613,167)

Net realized gain (loss) on forward currency exchange contracts        266,389

NET REALIZED GAIN (LOSS)                                            (2,346,778)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                  3,089,824

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 743,046

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   828,401

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                               (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                      85,355               (58,048)

Net realized gain (loss) on investments        (2,346,778)           (3,617,449)

Net unrealized appreciation
   (depreciation) on investments                3,089,824               437,254

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      828,401            (3,238,243)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (555,832)                   --

Class B shares                                    (19,614)                   --

Class C shares                                     (6,261)                   --

Class R shares                                       (461)                   --

TOTAL DIVIDENDS                                  (582,168)                   --
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 95,177,194           545,630,824

Class B shares                                  2,097,058            14,053,800

Class C shares                                  2,448,103            21,920,063

Class R shares                                  1,046,766             9,762,271

Class T shares                                        975                    --

Dividends reinvested:

Class A shares                                    536,325                    --

Class B shares                                     17,433                    --

Class C shares                                      4,905                    --

Class R shares                                        412                    --

Cost of shares redeemed:

Class A shares                                (94,901,683)         (552,942,957)

Class B shares                                 (2,284,224)          (15,226,328)

Class C shares                                 (2,360,057)          (22,124,552)

Class R shares                                 (1,065,012)          (10,494,606)

Class T shares                                     (1,449)               (5,404)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS                716,746            (9,426,889)

TOTAL INCREASE (DECREASE) IN NET ASSETS           962,979           (12,665,132)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            28,896,076            41,561,208

END OF PERIOD                                  29,859,055            28,896,076

Undistributed investment income (loss)--net      (185,304)              311,509


                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                               (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                    16,625,580            74,183,457

Shares issued for dividends reinvested             90,141                    --

Shares redeemed                               (16,477,281)          (74,698,283)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     238,440              (514,826)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       394,763             2,155,931

Shares issued for dividends reinvested              3,130                    --

Shares redeemed                                  (428,684)           (2,307,803)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (30,791)             (151,872)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       494,049             3,268,777

Shares issued for dividends reinvested                920                    --

Shares redeemed                                  (473,278)           (3,275,403)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      21,691                (6,626)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       180,089             1,372,162

Shares issued for dividends reinvested                 66                    --

Shares redeemed                                  (180,915)           (1,465,266)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING        (760)              (93,104)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                           168                    --

Shares redeemed                                      (250)                 (743)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         (82)                 (743)

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 33,068 CLASS B SHARES REPRESENTING $174,763 WERE AUTOMATICALLY CONVERTED TO 30,900 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 63,504 CLASS B SHARES REPRESENTING $447,524 WERE AUTOMATICALLY CONVERTED TO 59,296 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                   Six Months Ended
                                     April 30, 2003                                    Year Ended October 31,
                                                          --------------------------------------------------------------------------
CLASS A SHARES                           (Unaudited)            2002            2001            2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                         5.97             7.42           17.21           16.07          13.33         16.45

Investment Operations:

Investment income (loss)--net                   .02(a)          (.00)(a,b)      (.04)(a)        (.03)(a)       (.00)(a,b)     .26

Net realized and unrealized
   gain (loss) on investments                   .03            (1.45)          (4.91)           1.79           2.76          (.86)

Total from Investment Operations                .05            (1.45)          (4.95)           1.76           2.76          (.60)

Distributions:

Dividends from
   investment income--net                      (.13)              --              --              --           (.02)           --

Dividends from net realized
   gain on investments                           --               --           (4.84)           (.62)            --         (2.52)

Total Distributions                            (.13)              --           (4.84)           (.62)          (.02)        (2.52)

Net asset value, end of period                 5.89             5.97            7.42           17.21          16.07         13.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                             .75(d)        (19.54)         (39.33)          10.70          20.74         (4.50)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                       1.03(d)          1.83            1.51            1.37           1.42          1.27

Ratio of interest expense
   to average net assets                         --               --              --              --             --           .08

Ratio of net investment income
   (loss) to average net assets                 .33(d)          (.05)           (.37)           (.15)          (.01)          .55

Portfolio Turnover Rate                       70.14(d)        146.03          223.72          221.46         221.94        193.76
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                               27,377           26,334          36,546          74,590         58,908        41,637

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                   Six Months Ended
                                     April 30, 2003                                    Year Ended October 31,
                                                         ---------------------------------------------------------------------------
CLASS B SHARES                           (Unaudited)            2002            2001            2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                         5.54             6.94           16.54           15.59          13.00         16.22

Investment Operations:

Investment (loss)--net                         (.01)(a)         (.07)(a)        (.13)(a)        (.20)(a)       (.06)(a)      (.03)

Net realized and unrealized
   gain (loss) on investments                   .02            (1.33)          (4.63)           1.77           2.65          (.67)

Total from Investment Operations                .01            (1.40)          (4.76)           1.57           2.59          (.70)

Distributions:

Dividends from net realized
   gain on investments                         (.06)              --           (4.84)           (.62)            --         (2.52)

Net asset value, end of period                 5.49             5.54            6.94           16.54          15.59         13.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                             .09(c)        (20.17)         (39.90)           9.72          19.83         (5.22)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                       1.55(c)          2.80            2.42            2.18           2.18          2.04

Ratio of interest expense
   to average net assets                         --               --              --              --             --           .08

Ratio of net investment (loss)
   to average net assets                       (.22)(c)        (1.11)          (1.30)          (1.13)          (.41)         (.20)

Portfolio Turnover Rate                       70.14(c)        146.03          223.72          221.46         221.94        193.76
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                1,780            1,965           3,520          10,047         24,853        51,873

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                   Six Months Ended
                                     April 30, 2003                               Year Ended October 31,
                                                          ------------------------------------------------------------------------
CLASS C SHARES                           (Unaudited)           2002          2001          2000           1999          1998
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                         5.30            6.67         16.02         15.16          12.66         15.87

Investment Operations:

Investment (loss)--net                         (.00)(a,b)      (.05)(a)      (.11)(a)      (.17)(a)       (.14)(a)      (.03)

Net realized and unrealized
   gain (loss) on investments                   .02           (1.32)        (4.40)         1.65           2.64          (.66)

Total from Investment Operations                .02           (1.37)        (4.51)         1.48           2.50          (.69)

Distributions:

Dividends from net realized
   gain on investments                         (.06)             --         (4.84)         (.62)            --         (2.52)

Net asset value, end of period                 5.26            5.30          6.67         16.02          15.16         12.66
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                             .36(d)       (20.54)       (39.56)         9.45          19.75         (5.34)
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                       1.46(d)         2.71          2.33          2.14           2.22          2.04

Ratio of interest expense
   to average net assets                         --              --            --            --             --           .08

Ratio of net investment (loss)
   to average net assets                       (.08)(d)        (.93)        (1.17)         (.89)          (.97)         (.19)

Portfolio Turnover Rate                       70.14(d)       146.03        223.72        221.46         221.94        193.76
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  674             563           754         2,987            966           397

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                   Six Months Ended
                                     April 30, 2003                             Year Ended October 31,
                                                           ---------------------------------------------------------------------
CLASS R SHARES                           (Unaudited)         2002          2001          2000           1999          1998
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                         6.08          7.45         17.22         16.05          13.32         16.43

Investment Operations:

Investment income (loss)--net                   .09(a)        .02(a)       (.01)(a)      (.02)(a)        .02(a)        .33

Net realized and unrealized
   gain (loss) on investments                  (.08)        (1.39)        (4.92)         1.81           2.77          (.92)

Total from Investment Operations                .01         (1.37)        (4.93)         1.79           2.79          (.59)

Distributions:

Dividends from
   investment income--net                      (.09)           --            --            --           (.06)           --

Dividends from net realized
   gain on investments                           --            --         (4.84)         (.62)            --         (2.52)

Total Distributions                            (.09)           --         (4.84)         (.62)          (.06)        (2.52)

Net asset value, end of period                 6.00          6.08          7.45         17.22          16.05         13.32
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                               (.10)(b)    (18.26)       (39.10)        10.84          21.04         (4.44)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                       1.04(b)       1.47          1.19          1.20           1.24          1.08

Ratio of interest expense
   to average net assets                         --            --            --            --             --           .08

Ratio of net investment income
   (loss) to average net assets                 .89(b)        .29          (.09)         (.13)           .15           .70

Portfolio Turnover Rate                       70.14(b)     146.03        223.72        221.46         221.94        193.76
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   28            32           734         1,502             92            45

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                     Six Months Ended
                                                       April 30, 2003                      Year Ended October 31,
                                                                              -----------------------------------------------------
CLASS T SHARES                                             (Unaudited)             2002            2001            2000(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             5.84              7.33           17.13           22.65

Investment Operations:

Investment (loss)--net                                           (.02)(b)          (.09)(b)        (.08)(b)        (.06)(b)

Net realized and unrealized
   gain (loss) on investments                                     .02             (1.40)          (4.88)          (5.46)

Total from Investment Operations                                  .00             (1.49)          (4.96)          (5.52)

Distributions:

Dividends from net realized
   gain on investments                                             --                --           (4.84)             --

Net asset value, end of period                                   5.84              5.84            7.33           17.13
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                               .00(d)         (20.33)         (39.62)         (24.37)(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.74(d)           2.72            1.93            1.16(d)

Ratio of net investment (loss)
   to average net assets                                         (.41)(d)         (1.14)           (.81)           (.36)(d)

Portfolio Turnover Rate                                         70.14(d)         146.03          223.72          221.46
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               1                 1               7              16

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier International Growth Fund (the "fund" ) is a separate non-diversified series of Dreyfus Premier International Funds, Inc. (the " Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund' s investment objective is to maximize capital growth. The Dreyfus Corporation (" Dreyfus" ) serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited (" Newton" ) serves as the fund' s sub-investment adviser. Newton is also a wholly-owned subsidiary of Mellon, and an affiliate of Dreyfus.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities
transactions    are    recorded    on    the    identified    cost    basis.

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash
balances    left    on    deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $28,706,663 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, $25,202,966 of the carryover expires in fiscal 2009 and $3,503,697 expires in fiscal 2010.

During   the  fiscal  year  ended  October  31,  2002,  the  fund  did  not  pay
distributions.   The  tax  character  of  current  year  distributions  will  be determined at the end of the current fiscal year.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or
emergency    purposes,    including     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          $100 million to $1 billion . . . . . . . . . . . .      .30 of 1%

          $1 billion to $1.5 billion . . . . . . . . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

During the period ended April 30, 2003, the Distributor retained $51,294 and $10 from commissions earned on sales of the fund's Class A and Class T shares, respectively and $7,736 and $33 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2003, Class B, Class C and Class T shares were charged $6,853, $2,231 and $1, respectively, pursuant to the Plan.


(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2003, Class A, Class B, Class C and Class T shares were charged $33,305, $2,284, $744 and $1, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $24,962 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended April 30, 2003, amounted to $20,229,746 and $20,450,276, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 2003, there were no financial futures contracts outstanding.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.

The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at April 30, 2003:

                                            Foreign                                                             Unrealized
Forward Currency                           Currency                                                           Appreciation
    Exchange Contracts                      Amounts               Cost ($)            Value ($)          (Depreciation) ($)
---------------------------------------------------------------------------------------------------------------------------

PURCHASES:

British Pounds,
    expiring 5/15/2003                      690,564             1,079,000            1,103,231                      24,231

Euro Dollars,
    expiring 5/15/2003                    1,119,607             1,129,000            1,251,049                     122,049

Euro Dollars,
    expiring 6/13/2003                    2,282,660             2,303,661            2,548,134                     244,473

Euro Dollars,
    expiring 7/15/2003                      152,515               164,045              170,069                       6,024

Euro Dollars,
    expiring 8/15/2003                      246,226               261,000              274,321                      13,321

Japanese Yen,
    expiring 5/1/2003                    19,263,361               159,445              162,027                       2,582

SALES:                                                        PROCEEDS ($)

Hong Kong Dollars,
    expiring 7/15/2003                    1,274,000               164,044              163,268                         776

Japanese Yen,
    expiring 6/13/2003                  280,927,000             2,303,661            2,366,498                     (62,837)

TOTAL                                                                                                              350,619

At  April  30,  2003, accumulated net unrealized appreciation on investments was
$1,614,470,   consisting   of   $2,957,431  gross  unrealized  appreciation  and
$1,342,961 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                        For More Information

                        Dreyfus Premier
                        International Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  092SA0403






Dreyfus Premier
Greater China Fund



SEMIANNUAL REPORT April 30, 2003




The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            12   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                            Dreyfus Premier  Greater China Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Greater China Fund covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Raymond Chan.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In international markets, Europe's economy remains stagnant, and Asia's economy has been weakened by the spread of SARS. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. will lead the global economy to recovery.

What are the implications for your investments? We are generally optimistic about stocks, although security selection by region, sector and company should remain a key factor. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Raymond Chan, Portfolio Manager

How did Dreyfus Premier Greater China Fund perform relative to its benchmark?

For the six-month period ended April 30, 2003, the fund's Class A, B, C, R and T shares produced total returns of 3.63% , 3.28% , 3.21% , 3.82% and 3.58%, respectively.(1) In contrast, the fund's benchmark, the Hang Seng Index, produced a total return of -5.50% for the same period.(2)

China-related stocks continued to benefit from above-average rates of economic growth and its emergence as a major global trading partner, although stock prices were constrained by the effects of the Severe Acute Respiratory Syndrome ("SARS") epidemic. We believe that the fund produced higher returns than its benchmark because we positioned the fund to benefit the global outsourcing trend from China and a robust domestic capital expenditure spending cycle. In addition, we believe that the fund benefited from the flexibility we have in departing from a benchmark-neutral position when we deem it appropriate to do so.

What is the fund's investment approach?

The fund seeks long-term capital appreciation by investing at least 80% of its assets in stocks of companies in the Greater China region -- Hong Kong, China and Taiwan. The fund's investment approach is based on fundamental research of individual companies as well as macroeconomic analysis of each market's overall
economic    prospects.

We look for rapidly growing companies whose stock prices appear reasonable. Characteristics of such companies include high-quality management and a commitment to increasing shareholder value, strong earnings momentum with consistent free cash flow generation, sound business fundamentals and long-term vision. Generally, the companies in which we invest are leaders in their respective industries with strong recognition.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

We also gauge the respective strengths of markets. We attempt to identify the macroeconomic events, such as changes in monetary or exchange rate policy, that often mark market turning points. Accordingly, we then increase or decrease investments based upon anticipated market direction.

What other factors influenced the fund's performance?

The fund's performance was helped primarily by our decision to reduce its exposure to domestic-consumption stocks, such as food, beverage, travel and other consumer discretionary industries that we believed were likely to be hit hard by the spread of SARS, a deadly form of pneumonia that originated in China and has spread throughout Asia and other parts of the world. Although SARS has claimed a modest number of victims so far, the disease has not been contained, causing widespread fear in China and elsewhere. Fear of the disease has
adversely  affected  China'  s  tourism  industry,   including  restaurants  and
entertainment venues that have been closed due to government edicts and shortages of customers.

Despite SARS, China' s economy grew at an annualized rate of nearly 10% during the first quarter of 2003, although economic growth during the balance of 2003 is likely to be more moderate. Meanwhile, Hong Kong's economy continued to struggle, with rising government deficits and unemployment. Like most international stock markets, the greater China region's returns were also muted by concerns over U.S. intervention in Iraq and the economic consequences of that conflict.

We believe that flexibility to invest in companies throughout Hong Kong, China and Taiwan, without additional industry or geographical constraints was critical during the reporting period, when an external event such as SARS played such a large role in investment performance. For example, our focus on stocks with higher dividend yields in such areas as energy and utilities was beneficial to the fund's performance. In a generally weak stock market, stocks that offered what we considered to be substantial streams of current income proved to be more desirable than those that did not pay dividends.


What is the fund's current strategy?

We currently are focusing on three primary investment themes: 1) "outsourcing," in which foreign companies look to China for low-cost manufacturing; 2) building China' s roads, bridges and other infrastructure; and 3) domestic consumption in a fast-growing economy. The trend toward outsourcing has accelerated dramatically since China was admitted to the World Trade Organization in 2002. Although the SARS epidemic recently has hurt many domestic-consumption companies, we expect to resume our focus on such companies after the SARS epidemic is contained.

As of the reporting period's end, the impact of SARS on China's manufacturing sector has been relatively limited. However, we remain concerned that foreign companies may delay their commitment to China's growing market and plentiful, inexpensive labor if it becomes necessary to shut down factories on a large scale. As a result, we are closely monitoring manufacturers.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

() SINCE THE FUND'S INCEPTION, A SIGNIFICANT PORTION OF THE FUND'S PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE. CURRENTLY, THE FUND IS RELATIVELY SMALL IN ASSET SIZE. IPOS TEND TO HAVE A REDUCED EFFECT ON PERFORMANCE AS A FUND'S ASSET BASE GROWS.

() INVESTING INTERNATIONALLY INVOLVES SPECIAL RISKS, INCLUDING CHANGES IN CURRENCY EXCHANGE RATES; POLITICAL, ECONOMIC AND SOCIAL INSTABILITY; A LACK OF COMPREHENSIVE COMPANY INFORMATION; DIFFERENT AUDITING AND LEGAL STANDARDS; AND LESS MARKET LIQUIDITY. THESE RISKS ARE GREATER WITH EMERGING MARKET COUNTRIES, SUCH AS THOSE IN THE GREATER CHINA REGION.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE HANG SENG INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF APPROXIMATELY 33 COMPANIES THAT REPRESENT 70 PERCENT OF THE TOTAL MARKET CAPITALIZATION OF THE STOCK EXCHANGE OF HONG KONG. THE COMPONENTS OF THE INDEX ARE DIVIDED INTO 4 SUBINDICES: COMMERCE, FINANCE, UTILITIES AND PROPERTIES.

                                                             The Fund



STATEMENT OF INVESTMENTS


April 30, 2003 (Unaudited)

COMMON STOCKS--87.7%                                                                             Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

CHINA--10.3%

Huaneng Power International, Cl. H                                                              500,000                  474,408

People's Food                                                                                   647,000                  320,911

PetroChina, Cl. H                                                                               500,000                  114,114

United Food                                                                                   1,200,000                  236,726

                                                                                                                       1,146,159

HONG KONG--63.0%

Artel Solutions                                                                               3,500,000                  102,767

Asia Aluminum                                                                                 4,950,000                  488,703

Bright International                                                                          2,506,000                  340,594

CNOOC                                                                                           400,000                  525,695

China Merchants                                                                                  37,000                   29,176

China Pharmaceutical Enterprise & Investment                                                  1,314,000                  366,441

Esprit                                                                                           53,000                  103,972

Giordano International                                                                          870,000                  234,255

Glorious Sun Enterprises                                                                        570,000                  124,244

Golding Soft                                                                                  5,220,000  (a)              66,930

HSBC                                                                                             20,000                  218,612

Harbin Brewery                                                                                  907,000                  273,291

Hong Kong Exchanges & Clearing                                                                  400,000                  466,715

International Bank of Asia                                                                      814,000                  266,143

JCG                                                                                             292,000                  134,783

Kerry Properties                                                                                328,000                  353,267

Kowloon Motor Bus                                                                                58,800                  256,334

Li & Fung                                                                                       360,000                  403,888

Media Partners International                                                                    477,000  (a)              11,009

MediaNation                                                                                     360,000  (a)               3,370

Shanghai Real Estates                                                                         3,526,000                  275,780

Shangri-La Asia                                                                                 307,000                  193,863

Star Cruises                                                                                    912,000  (a)             177,741

Top Form International                                                                        1,000,000  (a)             115,396

Victory City International                                                                    2,353,521                  534,123

Wanyou Fire Safety Technology                                                                 6,750,000                  233,678

Wing Hang Bank                                                                                  118,500                  373,009

Wing Lung Bank                                                                                   80,600                  294,013

                                                                                                                       6,967,792


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TAIWAN--14.4%

Compal Electronics                                                                              250,000                  269,727

Everlight Electronics                                                                               346  (a)                 326

Formosa Chemicals & Fibre                                                                           310                      299

Hon Hai Precision Industry                                                                       30,000                   93,831

MediaTek                                                                                         30,000                  245,337

Nien Hsing Textile                                                                              300,001                  279,771

Optimax Technology                                                                              190,000                  218,077

Phoenixtec Power                                                                                160,000                  123,042

Quanta Computer                                                                                  13,500                   23,630

Taiwan Semiconductor Manufacturing                                                              245,777  (a)             337,106

                                                                                                                       1,591,146
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $10,805,307)                                                               87.7%               9,705,097

CASH AND RECEIVABLES (NET)                                                                         12.3%               1,356,204

NET ASSETS                                                                                        100.0%              11,061,301

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  10,805,307   9,705,097

Cash                                                                    526,406

Cash denominated in foreign currencies                      738,089     736,863

Receivable for investment securities sold                               165,443

Dividends receivable                                                    119,335

Receivable for shares of Common Stock subscribed                         32,875

Prepaid expenses                                                         31,361

                                                                     11,317,380
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             3,958

Payable for investment securities purchased                             209,882

Payable for shares of Common Stock redeemed                                 343

Accrued expenses                                                         41,896

                                                                        256,079
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       11,061,301
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      13,064,960

Accumulated undistributed investment income--net                         75,107

Accumulated net realized gain (loss) on investments                    (977,364)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                   (1,101,402)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       11,061,301



NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R            Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        6,819,813            1,849,696            1,909,483              303,176            179,133

Shares Outstanding                      539,613              150,684              155,504               23,789             14,429
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          12.64                12.28                12.28                12.74              12.41

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

CASH DIVIDENDS                                                         196,336

EXPENSES:

Investment advisory fee--Note 3(a)                                      60,390

Custodian fees                                                          27,641

Shareholder servicing costs--Note 3(c)                                  26,726

Registration fees                                                       25,094

Auditing fees                                                           12,823

Distribution fees--Note 3(b)                                            12,385

Prospectus and shareholders' reports                                     6,577

Directors' fees and expenses--Note 3(d)                                  1,253

Legal fees                                                               1,189

Miscellaneous                                                            8,662

TOTAL EXPENSES                                                         182,740

Less--expense reimbursement from The Dreyfus
  Corporation due to undertaking--Note 3(a)                            (62,085)

NET EXPENSES                                                           120,655

INVESTMENT INCOME--NET                                                  75,681
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                           271,944

Net realized gain (loss) on forward currency exchange contracts            475

NET REALIZED GAIN (LOSS)                                               272,419

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                     28,732

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 301,151

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   376,832

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                               (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             75,681                32,883

Net realized gain (loss) on investments           272,419               373,216

Net unrealized appreciation (depreciation)
   on investments                                  28,732            (1,028,229)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      376,832              (622,130)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                    (27,343)              (10,639)

Class C shares                                       (221)                   --

Class R shares                                     (2,270)               (2,189)

Class T shares                                       (773)                   (9)

TOTAL DIVIDENDS                                   (30,607)              (12,837)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 10,413,808            18,770,788

Class B shares                                  2,902,623             2,958,357

Class C shares                                  4,082,403             2,091,104

Class R shares                                    677,312               672,154

Class T shares                                    278,918                20,859

Dividends reinvested:

Class A shares                                     26,245                10,432

Class C shares                                        172                    --

Class R shares                                      2,104                 2,094

Class T shares                                        773                     9

Cost of shares redeemed:

Class A shares                                 (9,024,251)          (16,363,203)

Class B shares                                 (2,683,980)           (2,228,785)

Class C shares                                 (3,178,671)           (1,512,150)

Class R shares                                   (707,011)             (648,987)

Class T shares                                   (118,016)                  (25)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS              2,672,429             3,772,647

TOTAL INCREASE (DECREASE) IN NET ASSETS         3,018,654             3,137,680
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             8,042,647             4,904,967

END OF PERIOD                                  11,061,301             8,042,647

Undistributed investment income--net               75,107                30,033


                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                               (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       817,548             1,310,321

Shares issued for dividends reinvested              2,123                   750

Shares redeemed                                  (701,182)           (1,145,774)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     118,489               165,297
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       235,012               219,837

Shares redeemed                                  (215,948)             (167,062)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      19,064                52,775
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       331,096               153,519

Shares issued for dividends reinvested                 14                    --

Shares redeemed                                  (258,289)             (113,738)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      72,821                39,781
-------------------------------------------------------------------------------

CLASS R

Shares sold                                        53,085                50,390

Shares issued for dividends reinvested                169                   150

Shares redeemed                                   (54,552)              (48,847)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (1,298)                1,693
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        22,300                 1,491

Shares issued for dividends reinvested                 64                     1

Shares redeemed                                    (9,583)                   (2)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      12,781                 1,490

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 313 CLASS B SHARES REPRESENTING $4,038 WERE AUTOMATICALLY CONVERTED TO 304 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 159 CLASS B SHARES REPRESENTING $1,197 WERE AUTOMATICALLY CONVERTED TO 154 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                            April 30, 2003                             Year Ended October 31,
                                                         ---------------------------------------------------------------------------
CLASS A SHARES                                (Unaudited)         2002          2001          2000           1999         1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            12.26         12.32         18.20         14.45          12.78        12.50

Investment Operations:

Investment income (loss)--net                       .11(b)        .09(b)        .03(b)       (.34)(b)        .04(b)       .13

Net realized and unrealized
   gain (loss) on investments                       .33          (.11)        (1.24)         4.26           1.75          .15

Total from Investment Operations                    .44          (.02)        (1.21)         3.92           1.79          .28

Distributions:

Dividends from
   investment income--net                          (.06)         (.04)           --          (.11)          (.12)          --

Dividends from net realized
   gain on investments                               --            --         (4.67)         (.06)            --           --

Total Distributions                                (.06)         (.04)        (4.67)         (.17)          (.12)          --

Net asset value, end of period                    12.64         12.26         12.32         18.20          14.45        12.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                3.63(d)       (.19)       (10.04)        27.06          14.18         2.24(d)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              1.12(d)       2.25          2.25          2.25           2.25         1.08(d)

Ratio of net investment income
   (loss) to average net assets                     .86(d)        .61           .19         (1.46)           .34         1.04(d)

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                          .63(d)       1.55          2.38          2.34           8.03         2.75(d)

Portfolio Turnover Rate                          107.35(d)     327.93        553.68        488.33         206.09        10.65(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    6,820         5,165         3,151         3,712          1,721        1,442

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                            April 30, 2003                                 Year Ended October 31,
                                                                   -----------------------------------------------------------------
CLASS B SHARES                                 (Unaudited)            2002          2001          2000           1999     1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            11.89           12.00         17.97         14.34          12.73      12.50

Investment Operations:

Investment income (loss)--net                       .05(b)         (.01)(b)      (.07)(b)      (.49)(b)       (.05)(b)    .08

Net realized and unrealized
   gain (loss) on investments                       .34            (.10)        (1.23)         4.23           1.74        .15

Total from Investment Operations                    .39            (.11)        (1.30)         3.74           1.69        .23

Distributions:

Dividends from
   investment income--net                            --              --            --          (.05)          (.08)        --

Dividends from net realized
   gain on investments                               --              --         (4.67)         (.06)            --         --

Total Distributions                                  --              --         (4.67)         (.11)          (.08)        --

Net asset value, end of period                    12.28           11.89         12.00         17.97          14.34      12.73
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                3.28(d)        (1.00)       (10.73)        25.95          13.36       1.84(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                           1.49(d)         3.00          3.00          3.00           3.00       1.44(d)

Ratio of net investment income
   (loss) to average net assets                     .45(d)         (.08)         (.49)        (2.17)         (.41)        .69(d)

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                          .64(d)         1.58          2.40          2.33           8.03       2.75(d)

Portfolio Turnover Rate                          107.35(d)       327.93        553.68        488.33       206.09        10.65(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    1,850           1,565           947           961            268        227

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2003                               Year Ended October 31,
                                                               ---------------------------------------------------------------------
CLASS C SHARES                                (Unaudited)         2002          2001          2000           1999         1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            11.90         12.01         17.98         14.32          12.73        12.50

Investment Operations:

Investment income (loss)--net                       .09(b)       (.00)(b,c)    (.06)(b)      (.54)(b)       (.05)(b)      .08

Net realized and unrealized
   gain (loss) on investments                       .29          (.11)        (1.24)         4.29           1.74          .15

Total from Investment Operations                    .38          (.11)        (1.30)         3.75           1.69          .23

Distributions:

Dividends from
   investment income--net                          (.00)(c)        --            --          (.03)          (.10)          --

Dividends from net realized
   gain on investments                               --            --         (4.67)         (.06)            --           --

Total Distributions                                (.00)(c)        --         (4.67)         (.09)          (.10)          --

Net asset value, end of period                    12.28         11.90         12.01         17.98          14.32        12.73
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                3.21(e)       (.92)       (10.83)        26.10          13.38         1.84(e)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                           1.49(e)       3.00          3.00          3.00           3.00         1.43(e)

Ratio of net investment income
   (loss) to average net assets                     .73(e)       (.00)(f)      (.46)        (2.28)          (.38)         .68(e)

Decrease reflected in above
   expense ratios due
   to undertaking by
   The Dreyfus Corporation                          .64(e)       1.55          2.41          2.33           8.03         2.75(e)

Portfolio Turnover Rate                          107.35(e)     327.93        553.68        488.33         206.09        10.65(e)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    1,909           984           515           492            356          204

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

(F) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                        Six Months Ended
                                          April 30, 2003                             Year Ended October 31,
                                                             -----------------------------------------------------------------------
CLASS R SHARES                                (Unaudited)          2002          2001          2000           1999        1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            12.36          12.41         18.27         14.49          12.79       12.50

Investment Operations:

Investment income (loss)--net                       .11(b)         .11(b)        .06(b)       (.28)(b)        .08(b)      .14

Net realized and unrealized
   gain (loss) on investments                       .36           (.08)        (1.25)         4.26           1.75         .15

Total from Investment Operations                    .47            .03         (1.19)         3.98           1.83         .29

Distributions:

Dividends from
   investment income--net                          (.09)          (.08)           --          (.14)          (.13)         --

Dividends from net realized
   gain on investments                               --             --         (4.67)         (.06)            --          --

Total Distributions                                (.09)          (.08)        (4.67)         (.20)          (.13)         --

Net asset value, end of period                    12.74          12.36         12.41         18.27          14.49       12.79
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   3.82(c)         .10         (9.78)        27.40          14.54        2.32(c)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                            .99(c)        2.00          2.00          2.00           2.00         .96(c)

Ratio of net investment income
   (loss) to average net assets                     .85(c)         .78           .46         (1.24)           .59        1.16(c)

Decrease reflected in above
   expense ratios due
   to undertaking by
   The Dreyfus Corporation                          .62(c)        1.63          2.42          2.37           8.03        2.75(c)

Portfolio Turnover Rate                          107.35(c)      327.93        553.68        488.33         206.09       10.65(c)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      303            310           290           329            234         205

(A) FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          Six Months Ended
                                                            April 30, 2003                      Year Ended October 31,
                                                                                    ------------------------------------------------
CLASS T SHARES                                                  (Unaudited)            2002              2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                12.07            12.15             17.99           28.76

Investment Operations:

Investment income (loss)--net                                         .18(b)           .10(b)            .01(b)         (.24)(b)

Net realized and unrealized
   gain (loss) on investments                                         .25             (.13)            (1.18)         (10.53)

Total from Investment Operations                                      .43             (.03)            (1.17)         (10.77)

Distributions:

Dividends from investment income--net                                (.09)            (.05)               --              --

Dividends from net realized
   gain on investments                                                 --               --             (4.67)             --

Total Distributions                                                  (.09)            (.05)            (4.67)             --

Net asset value, end of period                                      12.41            12.07             12.15           17.99
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                  3.58(d)          (.32)            (9.78)         (37.48)(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.24(d)          2.50              2.50            1.67(d)

Ratio of net investment income (loss)
   to average net assets                                             1.61(d)           .69               .06           (1.04)(d)

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                            .92(d)          3.30              5.78            1.46(d)

Portfolio Turnover Rate                                            107.35(d)        327.93            553.68          488.33
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 179               20                 2               1

(A) FROM MAY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Greater China Fund (the "fund") is a separate non-diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Hamon U.S. Investment Advisors Limited ("Hamon") serves as the fund's sub-investment adviser. Hamon is an affiliate of Dreyfus.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of April 30, 2003, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares of the fund:

Class   A   ................. 115,026        Class  C  ..................16,083

Class   B   .................  16,071        Class  R  ..................16,600

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $1,228,205 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. If not applied, the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2002 was as follows: ordinary income $12,837. The tax character of current year distributions will be determined at the end of the current fiscal year.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings. During the period ended April 30, 2003, the fund did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 2002 through October 31, 2003, that if the aggregate expenses of the fund exclusive of taxes, brokerage fees, interest on borrowings, 12b-1 distribution fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 2% of the value of the fund's average daily net assets the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $62,085 during the period ended April 30, 2003.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee payable monthly at the annual rate of .625 of 1% of the value of the fund's average daily net assets.

During the period ended April 30, 2003, the Distributor retained $4,538 and $82 from commissions earned on sales of the fund's Class A and T shares, respectively, and $1,281 and $2,364 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets for Class T shares. During the period ended April 30, 2003, Class B, Class C and Class T shares were charged $6,454, $5,786 and $145, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2003, Class A, Class B, Class C and Class T shares were charged $7,419, $2,153, $1,929 and $145, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $4,869 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. These fees
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended April 30, 2003, amounted to $11,075,346 and $9,491,223, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At April 30, 2003, there were no forward currency exchange contracts outstanding.


At April 30, 2003, accumulated net unrealized depreciation on investments was $1,100,210, consisting of $404,517 gross unrealized appreciation and $1,504,727 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                        The Fund


NOTES




                        For More Information

                        Dreyfus Premier
                        Greater China Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Hamon U.S. Investment Advisors Ltd.
                        4310-4315 Janline House
                        1 Connaught Place, Central
                        Hong Kong

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  130SA0403




ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier International Funds, Inc.

By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  June 27, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  June 27, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date: June 27, 2003



                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.